Exhibit 1.1

Medline Inc.

Class A Common Stock, Par Value $0.0001

Underwriting Agreement

[____], [____]

Goldman Sachs & Co. LLC

Morgan Stanley & Co. LLC

BofA Securities, Inc.

J.P. Morgan Securities LLC

 As representatives (the “Representatives”) of the several Underwriters named in Schedule I hereto,

c/o Goldman Sachs & Co. LLC

200 West Street,

New York, New York 10282-2198

c/o Morgan Stanley & Co. LLC

1585 Broadway,

New York, New York 10036

c/o BofA Securities, Inc.

One Bryant Park,

New York, New York 10036

c/o J.P. Morgan Securities LLC

383 Madison Avenue,

New York, New York 10179

Ladies and Gentlemen:

Medline Inc., a Delaware corporation (the “Company”), proposes, subject to the terms and conditions stated in this agreement (this “Agreement”), to issue and sell to the Underwriters named in Schedule I hereto (the “Underwriters”) an aggregate of [____] shares (the “Firm Shares”) and, at the election of the Underwriters, up to [____] additional shares (the “Optional Shares”) of Class A common stock, par value $0.0001 per share (“Class A Common Stock”), of the Company (the Firm Shares and the Optional Shares that the Underwriters elect to purchase pursuant to Section 2 hereof being collectively called the “Shares”).

On the date hereof, the business of the Company is conducted through Medline Holdings, LP, a Delaware limited partnership (“Medline Holdings”), and its subsidiaries. Prior to the First Time of Delivery (as defined herein), the Reorganization Transactions (as defined in the Registration Statement, the Pricing Prospectus and the Prospectus (each as defined herein)) will be effected, pursuant to which, among other things, (i) the Company will become the sole general partner of Medline Holdings, and (ii) the Company will amend and restate its certificate of incorporation (the “Amended and Restated Certificate of Incorporation”) and will be authorized to issue shares of Class A Common Stock and shares of Class B common stock, par value $0.0001 per share (the “Class B Common Stock” and, together with the Class A Common Stock, “Common

Stock”), in each case with the rights and privileges as set out in the Amended and Restated Certificate of Incorporation and described in the Registration Statement, the Pricing Prospectus and the Prospectus. The Company and Medline Holdings are each referred to herein as a “Medline Party” and collectively referred to herein as the “Medline Parties.”

1. Each Medline Party jointly and severally represents and warrants to, and agrees with, each of the Underwriters that:

(a) A registration statement on Form S-1 (File No. 333-291112) (the “Initial Registration Statement”) in respect of the Shares has been filed with the Securities and Exchange Commission (the “Commission”); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to the Representatives, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a “Rule 462(b) Registration Statement”), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the “Act”), which became effective upon filing, no other document with respect to the Initial Registration Statement has been filed with the Commission; and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose or pursuant to Section 8A of the Act has been initiated or, to the knowledge of the Company, threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act is hereinafter called a “Preliminary Prospectus”); the various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the Initial Registration Statement at the time it was declared effective, each as amended at the time such part of the Initial Registration Statement became effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, are hereinafter collectively called the “Registration Statement”; the Preliminary Prospectus relating to the Shares that was included in the Registration Statement immediately prior to the Applicable Time (as defined in Section 1(c) hereof) is hereinafter called the “Pricing Prospectus”; such final prospectus, in the form first filed pursuant to Rule 424(b) under the Act, is hereinafter called the “Prospectus”; any “issuer free writing prospectus” as defined in Rule 433 under the Act relating to the Shares is hereinafter called an “Issuer Free Writing Prospectus”; any oral or written communication with potential investors undertaken in reliance on Rule 163B under the Act (“Rule 163B”) is hereinafter called a “Testing-the-Waters Communication”; and any Testing-the-Waters Communication that is a written communication within the meaning of Rule 405 under the Act is hereinafter called a “Written Testing-the-Waters Communication”.

(b) (i) No order preventing or suspending the use of any Preliminary Prospectus or any Issuer Free Writing Prospectus has been issued by the Commission, and (ii) each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with the Underwriter Information (as defined in Section 9(b) of this Agreement).

(c) For the purposes of this Agreement, the “Applicable Time” is [ ] p.m. (Eastern time) on the date of this Agreement. The Pricing Prospectus, as supplemented by the information listed on Schedule II(c) and Schedule II(d) hereto, taken together (collectively, the “Pricing

Disclosure Package”), as of the Applicable Time, did not, and as of each Time of Delivery (as defined in Section 4(a) of this Agreement) will not, include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each Issuer Free Writing Prospectus and each Written Testing-the-Waters Communication listed on Schedule II(e) hereto does not conflict with the information contained in the Registration Statement, the Pricing Prospectus or the Prospectus and each Issuer Free Writing Prospectus and each Written Testing-the-Waters Communication listed on Schedule II(e) hereto, as supplemented by and taken together with the Pricing Disclosure Package, as of the Applicable Time, did not, and as of each Time of Delivery will not, include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to statements or omissions made in reliance upon and in conformity with the Underwriter Information.

(d) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the applicable requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to each part of the Registration Statement, as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, and as of each Time of Delivery, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with the Underwriter Information.

(e) This Agreement has been duly authorized, executed and delivered by each Medline Party.

(f) Neither of the Medline Parties nor any of their subsidiaries has, since the date of the latest audited financial statements included in the Pricing Prospectus, (i) sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree or (ii) entered into any transaction or agreement (whether or not in the ordinary course of business) that is material to the Medline Parties and their subsidiaries taken as a whole or incurred any liability or obligation, direct or contingent, that is material to the Medline Parties and their subsidiaries taken as a whole, in each case otherwise than as set forth or contemplated in the Pricing Prospectus; and except as otherwise set forth in or contemplated by the Registration Statement, the Pricing Prospectus and the Prospectus, since the respective dates as of which information is given in the Registration Statement and the Pricing Prospectus, there has not been (x) any change in the capital stock (other than as a result of (i) the exercise or settlement, if any, of stock options or other equity awards or the grant or award, if any, of stock options, restricted stock or other equity pursuant to any of the Medline Parties’ equity plans that are described in the Pricing Prospectus and the Prospectus or (ii) the issuance, if any, of stock upon conversion or exchange of Company securities or securities of Medline Holdings, as described in the Pricing Prospectus and the Prospectus) or material change in the long-term debt of the Medline Parties or any of their subsidiaries or (y) any Material Adverse Effect (as defined below). As used in this Agreement, “Material Adverse Effect” shall mean any material adverse change, or any development that would reasonably be expected to result in a material adverse change, in the condition (financial or otherwise), business, results of operations or prospects, whether or not arising from transactions in the ordinary course of business, of the Medline Parties and their subsidiaries, taken as a whole, except as set forth or contemplated in the Pricing Prospectus.

(g) Ernst & Young LLP, who has expressed its opinion with respect to certain financial statements of Medline Holdings included in the Registration Statement, the Pricing Prospectus and the Prospectus, is an independent registered public accounting firm within the meaning of the rules of the Public Company Accounting Oversight Board (United States) and as required by the Act and the rules and regulations of the Commission thereunder.

(h) The consolidated historical financial statements of Medline Holdings and its consolidated subsidiaries as of the dates indicated and the related notes thereto included in the Registration Statement, the Pricing Prospectus and the Prospectus present fairly in all material respects the consolidated financial position of Medline Holdings and its consolidated subsidiaries as of and at the dates indicated and the results of their operations and cash flows for the periods specified, in each case except as may be noted therein. Such financial statements have been prepared in conformity with generally accepted accounting principles in the United States (“GAAP”) applied on a consistent basis throughout the periods involved (except as otherwise stated therein). The historical financial data of Medline Holdings and its subsidiaries included in the Registration Statement, the Pricing Prospectus and the Prospectus under the captions “Summary—Summary Historical and Pro Forma Consolidated Financial and Other Data” present fairly in all material respects the information set forth therein on a basis consistent with that of the audited financial statements contained in the Registration Statement, Pricing Prospectus and Prospectus (except as otherwise stated therein). The unaudited pro forma financial statements and the related notes thereto included under the captions “Summary—Summary Historical and Pro Forma Consolidated Financial and Other Data” and “Unaudited Pro Forma Consolidated Financial Information” present fairly in all material respects the information contained therein, have been prepared in all material respects in accordance with the Commission’s rules and guidelines with respect to pro forma financial statements, and the assumptions used in the preparation thereof are believed by each Medline Party to be reasonable and the adjustments used therein are believed by each Medline Party to be appropriate to give effect to the transactions and circumstances referred to therein. Except as included therein, no historical or pro forma financial statements or supporting schedules are required to be included in the Registration Statement, the Pricing Prospectus or the Prospectus under the Act or the rules and regulations promulgated thereunder. All disclosures contained in the Registration Statement, the Pricing Prospectus and the Prospectus regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply in all material respects with Regulation G of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Item 10 of Regulation S-K of the Act, to the extent applicable. The statistical and market related data included in the Registration Statement, the Pricing Prospectus and the Prospectus are based on or derived from sources that each Medline Party believes to be reliable and accurate in all material respects and represent their good faith estimates that are made on the basis of data derived from such sources.

(i) Each Medline Party and each “significant subsidiary” of the Medline Parties (as such term is defined in Rule 1-02 of Regulation S-X) (each a “Subsidiary” and collectively the “Subsidiaries”) (i) has been duly incorporated or formed, as applicable, and is validly existing as a corporation, limited partnership or limited liability company, as applicable, and in good standing or equivalent status (to the extent such concept exists in the applicable jurisdiction) under the laws of the jurisdiction of its incorporation or formation, as applicable, (ii) has corporate or other organizational power, as applicable, and authority (x) to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Pricing Prospectus and the Prospectus, as applicable, and (y) in the case of the Medline Parties, to enter into and perform their respective obligations under this Agreement, and (iii) is duly qualified as a foreign entity to transact business and is in good standing or equivalent status (to the extent such concept exists in the applicable jurisdiction) in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except, in the case of the Medline Parties with respect to clauses (ii) and (iii), and in the case of the Subsidiaries with respect to clauses (i), (ii) and (iii) where the failure to be so organized or qualified, have such power or authority or be in good standing would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. The Medline Parties do not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in Exhibit 21.1 to the Registration Statement (except for any (i) non-controlling interests in entities that are not subsidiaries and (ii) unnamed subsidiaries, considered in the aggregate as a single subsidiary, that would not constitute a “significant subsidiary” (as such term is defined in Rule 1-02 of Regulation S-X) as of the end of the year covered by the Prospectus), and each of the subsidiaries of the Company is organized in the jurisdiction set forth beside such subsidiary’s name in such exhibit. As used in this Agreement, “subsidiary” or “subsidiaries” shall mean both direct and indirect subsidiaries of an entity.

(j)  (i) The Company has an authorized capitalization as set forth in the Pricing Prospectus and, immediately after giving effect to the Reorganization Transactions and the issuance of the Firm Shares and the use of the net proceeds therefrom as described in the Registration Statement, the Pricing Prospectus and the Prospectus, the Company would have had an authorized capitalization as set forth under the pro forma column of the capitalization table in the section of the Pricing Prospectus entitled “Capitalization”; following the filing of the Amended and Restated Certificate of Incorporation with the State of Delaware on or prior to the First Time of Delivery, (x) all of the issued and outstanding shares of capital stock of the Company will have been duly authorized and will be validly issued, fully paid and non-assessable and will conform in all material respects to the description of the Company’s capital stock contained in the Pricing Disclosure Package and Prospectus and (y) all of the Shares will have been duly authorized and, when issued and delivered against payment therefor as provided herein, will be validly issued, fully paid and non-assessable and will conform in all material respects to the description of the Company’s capital stock contained in the Pricing Disclosure Package and Prospectus; and, upon the effectiveness of the Second Amended and Restated Limited Partnership Agreement of Medline Holdings and after giving effect to the Reorganization Transactions, all of the issued equity interests of Medline Holdings and its subsidiaries will have been duly and validly authorized and issued, fully paid and non-assessable and (except, (A) in the case of any foreign subsidiary, for directors’ qualifying shares and (B) the Units owned by the Pre-IPO Unitholders (each, as defined in the Registration Statement, the Pricing Prospectus and the Prospectus)) are owned directly or indirectly by the Company, free and clear of all liens, mortgages, pledges, security interest, encumbrances, equities or claims other than as described in the Registration Statement, the Pricing Prospectus and the Prospectus, and (ii) there are no outstanding options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of the Medline Parties other than as described in the Registration Statement, the Pricing Prospectus and the Prospectus.

(k) None of the Medline Parties nor their subsidiaries are (A) in violation of their respective charter or bylaws or similar organizational documents, as applicable, or (B) on the date hereof and on each Time of Delivery, in default (“Default”) in the performance or observance of any obligation, agreement, covenant or condition under any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Medline Parties and their subsidiaries are a party (each, an “Existing Instrument”) or by which any of them or any of their respective properties may be bound or (C) in violation of any law applicable to the Medline Parties or any of their subsidiaries or any judgment, order, rule or regulation of any governmental or regulatory authority having jurisdiction over the Medline Parties and their subsidiaries, except, in the case of clause (B) and (C), such Defaults or violations as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or materially and adversely affect the consummation of the transactions contemplated herein.

(l) The execution, delivery and performance of this Agreement, the issuance and delivery of the Shares and the consummation of the Reorganization Transactions and the transactions contemplated hereby (i) after giving effect to the Reorganization Transactions, will not result in any violation of the provisions of the charter or bylaws or similar organizational documents of the Medline Parties or any of their subsidiaries, as applicable, (ii) will not conflict with or constitute a breach of, or Default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Medline Parties or any of their subsidiaries pursuant to, or require the consent (except as shall have been obtained prior to the Applicable Time) of any other party to, any Existing Instrument, and (iii) will not result in any violation of any law, regulatory or governmental regulation or rule or court decree applicable to the Medline Parties or any of their subsidiaries, except, in the case of clauses (i) (other than with respect to the Medline Parties), (ii) and (iii) above, for such conflicts, breaches, Defaults, liens, charges, encumbrances or violations as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect and would not impair, in any material respect, the ability of the Medline Parties to issue and sell the Shares or to consummate the transactions contemplated by this Agreement.

(m) No consent, approval, authorization or other order of, or registration, qualification or filing with, any court or other governmental or regulatory authority or agency, is required for the execution, delivery and performance of this Agreement by the Medline Parties, the issuance and delivery of the Shares, or consummation of the transactions contemplated hereby, except for the registration under the Act of the Shares, the approval by the Financial Industry Regulatory Authority (“FINRA”) of the underwriting terms and arrangements and such consents, approvals, orders, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters, the filing of the Company’s Amended and Restated Certificate of Incorporation with the Secretary of State for the State of Delaware, or as shall have been obtained or made prior to the Time of Delivery, except where the failure to obtain any such consents, approvals, authorizations, orders, registrations or qualifications or make such filings would not impair, in any material respect, the ability of the Company to issue and sell the Shares or to consummate the transactions contemplated by this Agreement.

(n) Except as otherwise disclosed in the Registration Statement, the Pricing Prospectus and the Prospectus, there are no legal or governmental actions, suits or proceedings pending or, to the knowledge of the Medline Parties, threatened (i) against or affecting the Medline Parties or any of their subsidiaries or (ii) which has as the subject thereof any property owned or leased by the Medline Parties or any of their subsidiaries, in each case that would reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect or would materially and adversely affect the transactions contemplated by this Agreement.

(o) There are no strikes or other labor disputes against the Medline Parties or their subsidiaries pending or, to the knowledge of the Medline Parties, threatened, except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(p)  Except as otherwise disclosed in the Registration Statement, the Pricing Prospectus and the Prospectus or as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (i) the Medline Parties and their subsidiaries own or possess or have a valid license or other right to use all trademarks, service marks, trade names, patents, inventions, copyrights, know how (including trade secrets and other unpatented or unpatentable proprietary or confidential information, systems or procedures) and other worldwide intellectual property and proprietary rights (including all registrations and applications for registration of, and all goodwill associated with, any of the foregoing) (collectively, “Intellectual Property Rights”) necessary to conduct their respective businesses as described in the Registration Statement, the Pricing Prospectus and the Prospectus; (ii) neither of the Medline Parties nor any of their subsidiaries have received any unresolved written notice of any claim of infringement, misappropriation or other violation or conflict with the asserted Intellectual Property Rights of others; and (iii) neither of the Medline Parties nor any of their subsidiaries infringes, misappropriates or otherwise violates any Intellectual Property Rights of any third party.

(q) Except as otherwise disclosed in the Registration Statement, the Pricing Prospectus and the Prospectus or as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (i) the Medline Parties and each of their subsidiaries have complied and are presently in compliance with all posted privacy policies, contractual obligations, applicable laws, statutes, judgments, orders, rules and regulations of any court or arbitrator or other governmental or regulatory authority, in each case, relating to the collection, use, transfer, storage, safeguarding, disposal and disclosure by the Medline Parties and each of their subsidiaries of personal, personally identifiable, household, sensitive, confidential or regulated data or information (“Data Security Obligations”, and such data and information, “Personal Data”); (ii) the Medline Parties and their subsidiaries have not received any written notification of, or written complaint regarding, and the Medline Parties and their subsidiaries are unaware of any other facts that, individually or in the aggregate, would reasonably indicate, non-compliance with any Data Security Obligation by the Medline Parties and their subsidiaries; and (iii) there is no action, suit or proceeding by or before any court or governmental authority pending or, to the knowledge of the Medline Parties, threatened alleging non-compliance with any Data Security Obligation by the Medline Parties or any of their subsidiaries.

(r) Except as otherwise disclosed in the Registration Statement, the Pricing Prospectus and the Prospectus or as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (i) the Medline Parties and their subsidiaries’ respective information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications, technology and databases used in connection with the operation of the Medline Parties’ and their subsidiaries’ respective businesses (“IT Systems”) are adequate for, and operate and perform as required in connection with the operation of the business of the Medline Parties and their subsidiaries as currently conducted and as described in the Registration Statement, the Pricing Prospectus and the Prospectus, free and clear of all bugs, errors, defects, Trojan horses, time bombs, malware and other corruptants; (ii) the Medline Parties and their subsidiaries have taken reasonable technical and organizational measures, and have used reasonable efforts to implement and maintain reasonable controls, policies, procedures and safeguards, to maintain and protect the integrity, operation, redundancy and security of their IT Systems and the data (including Personal Data) used in connection with their businesses; and (iii) there has been no breach, unauthorized distribution, unauthorized use, unauthorized access or misuse of or relating to any IT Systems or Personal Data used in connection with the businesses of the Medline Parties or their subsidiaries, nor any internal investigations relating to the same.

(s) Except as otherwise disclosed in the Registration Statement, the Pricing Prospectus and the Prospectus, the Medline Parties and their subsidiaries possess such valid and current certificates, licenses, approvals, clearances, authorizations or permits issued by the appropriate state, federal or foreign regulatory or governmental agencies, including accrediting bodies (“Permits”), necessary to conduct their respective businesses as described in the Registration Statement, Pricing Prospectus and Prospectus, except as would not reasonably be expected to result in a Material Adverse Effect; and except as otherwise disclosed in the

Registration Statement, Pricing Prospectus and Prospectus, the Medline Parties and their subsidiaries have not received any notice of proceedings relating to the revocation or adverse modification of, or non-compliance with, any such Permit, except for any such proceedings as would not, individually or in the aggregate reasonably be expected to result in a Material Adverse Effect.

(t) The Medline Parties and their subsidiaries have good and marketable title to all the properties and assets reflected as owned in the financial statements referred to in Section 1(h) hereof, in each case free and clear of any security interests, mortgages, liens, encumbrances, equities, claims and other defects except as otherwise disclosed in the Registration Statement, the Pricing Prospectus and the Prospectus, and hold any leased real or personal property under valid and enforceable leases, except, in each case, as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(u) Except for any failures or exceptions that would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect or as otherwise disclosed in the Registration Statement, the Pricing Prospectus and the Prospectus, (x) the Medline Parties and each of their subsidiaries has timely filed (taking into account valid extensions) all U.S. federal, state, local and non-U.S. tax returns required to be filed by them and have paid all taxes (and any related interest, penalties and additions to tax) required to be paid by them (including in their capacity as a withholding agent) except for any taxes being contested in good faith by appropriate proceedings and for which adequate reserves have been provided in accordance with GAAP, and (y) to the knowledge of the Medline Parties, there is no proposed tax deficiency or assessment against the Medline Parties or any of their subsidiaries.

(v) Each Medline Party is not, and immediately after receipt of payment for the Shares and the application of the proceeds therefrom as described in the Pricing Prospectus, will not be, required to register as an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(w) Neither of the Medline Parties nor any of their subsidiaries has taken or will take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in the unlawful stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

(x) The Company has taken all necessary actions to ensure that, upon the effectiveness of the Registration Statement, it will be in compliance with, all provisions of the Sarbanes-Oxley Act of 2002 and all rules and regulations promulgated thereunder or implementing the provisions thereof that are then in effect and which the Company is required to comply with as of such times, including Section 402 related to loans as of the first public filing of the Registration Statement.

(y) Except as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect or as disclosed in the Registration Statement, Pricing Prospectus and Prospectus: (i) the Medline Parties and their subsidiaries are in compliance with all applicable federal, state, local and foreign laws and regulations relating to pollution or protection of the environment or, to the extent relating to exposure to hazardous or toxic substances or wastes, pollutants, contaminants, chemicals, petroleum and petroleum products, asbestos and asbestos-containing materials, toxic mold, radioactive materials, polychlorinated biphenyls and per- and polyfluoroalkyl substances (collectively, “Materials of Environmental Concern”), human health, including, without limitation, laws and regulations relating to emissions, discharges, releases or threatened releases of Materials of Environmental Concern, or otherwise relating to the use, generation, treatment, storage, disposal, transport or handling of Materials of Environmental Concern (collectively, “Environmental Laws”); and (ii) none of the Medline Parties or any of their subsidiaries has received written notice of, and, to the knowledge of the Medline Parties, is not otherwise the subject of, any pending claim, investigation, or cause of action, alleging violation, or actual or potential liability of, the Medline Parties or any of their subsidiaries under, any Environmental Law (collectively, “Environmental Claims”), and, to the knowledge of the Medline Parties, no such Environmental Claims have been threatened against the Medline Parties or any of their subsidiaries or any person or entity whose liability for any Environmental Claim the Medline Parties or any of their subsidiaries have retained or assumed either contractually or by operation of law, and (iii) none of the Medline Parties or any of their subsidiaries has released Materials of Environmental Concern and, to the knowledge of the Medline Parties, no Materials of Environmental Concern are present on, at, under or from any property currently or formerly owned, operated or leased by the Medline Parties or any of their subsidiaries in a manner, location or quantity that could reasonably be expect to require the Medline Parties or any of their subsidiaries to conduct any investigation, cleanup or remedial action pursuant to any Environmental Law.

(z) Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, none of the following events has occurred or exists: (a) a “reportable event” as defined under Section 4043 of the United States Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (“ERISA”) with respect to a Plan (as defined below), other than an event for which the 30-day notice requirement has been waived by the Pension Benefit Guaranty Corporation (“PBGC”); (b) a withdrawal from a Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal from a Plan; (d) the filing by the PBGC of a notice of intent to terminate any Plan, the treatment of a Plan amendment as a termination under Sections 4041 or 4041A of ERISA, respectively, or the commencement of proceedings by the PBGC to terminate a Plan; (e) appointment of a trustee to administer any Plan; (f) with respect to a Plan, the failure to satisfy the minimum funding standard of Section 412 of the Internal Revenue Code of 1986, as amended (the “Code,” which term, as used herein, includes the regulations and published interpretations thereunder) or Section 302, 303 or 304 of ERISA, whether or not waived; (g) the imposition of any liability under Title IV of ERISA, other than for contributions to a Plan in the ordinary course and PBGC premiums due but not delinquent under Section 4007 of ERISA; (h) an audit or investigation by the Internal Revenue Service, the U.S. Department of Labor or the PBGC with respect to any Plan; or (i) any violation of applicable qualification standards under the Code, with respect to any Plan. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, none of the following events has occurred or is reasonably likely to occur: (a) an increase in the aggregate amount of contributions required to be made to all Plans in the current fiscal year of the Medline Parties and their subsidiaries compared to the amount of such contributions made in the most recently completed fiscal year of the Medline Parties and their subsidiaries; (b) an increase in the “accumulated post-retirement benefit obligations” (within the meaning of Accounting Standards Codification Topic 715 or subsequent recodification thereof, as applicable) of the Medline Parties and their subsidiaries compared to the amount of such obligations in the most recently completed fiscal year of the Medline Parties and their subsidiaries; (c) any event or condition giving rise to any liability under Title IV of ERISA with respect to the termination of, or withdrawal from, any Plan; or (d) the filing of a claim by one or more employees or former employees of the Medline Parties and their subsidiaries related to their employment. For purposes of this paragraph, the term “Plan” means a plan (within the meaning of Section 3(3) of ERISA) subject to Title IV of ERISA with respect to which the Medline Parties or any of their subsidiaries has any liability.

(aa) Each Medline Party maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the Exchange Act) that is sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorization, (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets, (C) access to assets is permitted only in accordance with management’s general or specific authorization and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and the Medline Parties’ internal control over financial reporting is effective and neither Medline Party is aware of any material weaknesses in the internal controls over financial reporting of the Medline Parties.

(bb) Since the date of the latest audited financial statements of Medline Holdings included in the Pricing Prospectus, there has been no change in either Medline Party’s internal control over financial reporting that has materially and adversely affected, or is reasonably likely to materially and adversely affect, such Medline Party’s internal control over financial reporting.

(cc) The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act) that comply with the requirements of the Exchange Act; such disclosure controls and procedures have been designed to ensure that material information relating to the Medline Parties and their subsidiaries is made known to the Company’s principal executive officer and principal financial officer by others within those entities; and such disclosure controls and procedures are reasonably effective to perform the functions for which they were established subject to the limitations of any such controls systems.

(dd) For the past five years, neither of the Medline Parties nor any of their subsidiaries, nor any of their respective directors or officers, nor to the knowledge of the Medline Parties, any employees or any controlled affiliate or third party acting on behalf of the Medline Parties or any of their subsidiaries (each in their capacity as such) has (i) made, offered, promised, authorized, or solicited any unlawful contribution, gift, entertainment or other unlawful expense (or taken any act in furtherance thereof); or (ii) made, offered, promised, authorized, or solicited, directly or indirectly, the payment of money or anything of value to or from any person, in each case, in violation of, any provision of the Foreign Corrupt Practices Act of 1977, as amended, or the rules and regulations thereunder, the Bribery Act 2010 of the United Kingdom or any other applicable anti-corruption, anti-bribery or related law, statute or regulation (collectively, “Anti-Corruption Laws”); for the past five years, the Medline Parties and their subsidiaries have conducted their businesses in compliance with Anti-Corruption Laws and maintain policies and procedures reasonably designed to promote and achieve compliance with such laws and with the representations and warranties contained herein; neither of the Medline Parties nor any of their subsidiaries will use, directly or indirectly, the proceeds of the offering in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any person in violation of Anti-Corruption Laws.

(ee) The operations of the Medline Parties and their subsidiaries are and have been conducted at all times in compliance with the requirements of applicable anti-money laundering laws, including, but not limited to, the Bank Secrecy Act of 1970, as amended by the USA PATRIOT ACT of 2001, and the rules and regulations promulgated thereunder, and the anti-money laundering laws of the various jurisdictions in which the Medline Parties and their subsidiaries conduct business, the rules and regulations thereunder and any related or similar rules, regulation or guidelines issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Medline Parties or any of their subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Medline Parties, threatened.

(ff) Neither of the Medline Parties nor any of their subsidiaries, directors or officers nor, to the knowledge of the Medline Parties, any employees or any controlled affiliate or agent acting for or on behalf of the Medline Parties or any of their subsidiaries, is (i) currently the subject or the target of any sanctions administered or enforced by the U.S. Government, including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”), or the U.S. Department of State, and including, without limitation, the designation as a “specially designated national” or “blocked person,” the European Union, the United Kingdom, the United Nations Security Council, or other relevant sanctions authority of a jurisdiction where the Medline Parties operate (collectively, “Sanctions”), or (ii) located, organized, or resident in a country or territory that is the subject or target of Sanctions (at the time of this Agreement, Cuba, Iran, North Korea, Syria, the Crimea Region of Ukraine, the non-government controlled areas of the Zaporizhzhia and Kherson Regions of Ukraine and any other covered region of Ukraine identified pursuant to Executive Order 14065, the so-called Donetsk People’s Republic, and the so-called Luhansk People’s Republic, collectively and individually each a “Sanctioned Jurisdiction”); and the Medline Parties and their subsidiaries will not directly or knowingly indirectly use the proceeds of the offering of the Shares hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity (i) to fund or facilitate any activities of or business with any person, or in any country or territory, that, at the time of such funding, is the subject or the target of Sanctions or (ii) in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions; neither of the Medline Parties nor their subsidiaries are engaged in, or have, since April 24, 2019, engaged in, any dealings or transactions with or involving any individual or entity that was at the time of such dealing or transaction, the subject or target of Sanctions or in or with any Sanctioned Jurisdiction in each case in violation of applicable Sanctions; the Medline Parties and their subsidiaries have instituted, and maintain, policies and procedures designed to promote and achieve continued compliance with Sanctions.

(gg) No relationship, direct or indirect, exists between or among the Medline Parties and their subsidiaries, on the one hand, and the directors, officers, stockholders, customers or suppliers of the Medline Parties and their subsidiaries, on the other, that is required by the Act to be described in the Registration Statement and the Prospectus and that is not so described in such documents.

(hh) Health Care Matters:

(1)

Except as otherwise disclosed in the Registration Statement, Pricing Prospectus or Prospectus or as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, for the past three years, the Medline Parties and their subsidiaries (i) have been in compliance with all Health Care Laws (as defined below) applicable to their business or operations and (ii) have not received any subpoena, or any written civil investigative demand, notice of investigation or equivalent written notice from any governmental authority of any violations of such Health Care Laws.

(2)

Except as otherwise disclosed in the Registration Statement, Pricing Prospectus or Prospectus, none of the Medline Parties, their subsidiaries or any of their respective officers or directors: (i) is currently or has been excluded, debarred, suspended or otherwise ineligible to participate in Medicare, Medicaid or TRICARE, (ii) has been convicted of a criminal offense that falls within the scope of 42 U.S.C. § 1320a-7(a), or (iii) is or has been subject to a corporate integrity agreement with the United States Department of Health and Human Services Office of the Inspector General or a deferred or non-prosecution agreement with any other governmental authority.

(3)	This Section 1(ii) constitutes the exclusive representations and warranties of the Medline Parties and their subsidiaries with respect to the subject matters set forth in this Section 1(ii).

(4)	The capitalized terms used in this Section 1(ii) shall have the meanings set forth below:

(i)

“Health Care Laws” means (a) the federal Anti-Kickback Statute (42 U.S.C. § 1320a-7b(b)), the Stark Law (42 U.S.C. §§ 1395nn), the civil False Claims Act (31 U.S.C. § 3729 et seq.), the Civil Monetary Penalties Law (42 U.S.C. § 1320a-7a), the exclusion laws (42 U.S.C. § 1320a-7), the Physician Payment Sunshine Act (42 U.S.C. § 1320a-7h), the criminal False Claims Law (42 U.S.C. § 1320a-7b(a)), Titles XVIII and XIX of the Social Security Act, commonly referred to as Medicare and Medicaid, TRICARE, 10 U.S.C. § 1071; (b) the Federal Food, Drug, and Cosmetic Act of 1938, as amended (21 U.S.C. 301 et seq.); (c) the laws of any health care governmental authority which regulates kickbacks, patient reimbursement, or Medicare, Medicaid or TRICARE reimbursement; (d) laws regarding hiring of employees excluded from Medicare, Medicaid or TRICARE; (e) all regulations promulgated pursuant to such Health Care Laws; and (f) applicable state and foreign counterparts of the aforementioned Health Care Laws, each as amended, and the regulations promulgated pursuant to such laws.

(ii) Except as described in the Registration Statement, the Pricing Prospectus and the Prospectus, no person has the right to require a Medline Party or any of their subsidiaries to register any securities for sale under the Act by reason of the filing of the Registration Statement with the Commission or the issuance and sale of the Shares by the Company.

(jj) This Agreement conforms in all material respects to the description thereof contained in the Registration Statement, the Pricing Prospectus and the Prospectus.

(kk) The statements set forth in the Registration Statement, the Pricing Prospectus and the Prospectus under the caption “Description of Capital Stock,” insofar as they purport to constitute a summary of the terms of the Common Stock, and under the captions “Business—Government Regulation,” “Certain Relationships and Related Person Transactions” and “Certain U.S. Federal Income Tax Consequences to Non-U.S. Holders,” insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair in all material respects.

(ll) At the time of filing the Initial Registration Statement and any post-effective amendment thereto, at the earliest time thereafter that the Company or any offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Act) of the Shares, and at the date hereof, the Company was not and is not an “ineligible issuer,” as defined under Rule 405 under the Act.

(mm) The Medline Parties and their subsidiaries, taken as a whole, are insured against such losses and risks and in such amounts as in their reasonable judgment are prudent and customary in the businesses in which they are engaged or as required by law.

(nn) Neither the Medline Parties nor any of their subsidiaries are a “covered foreign person”, as that term is defined in 31 C.F.R. § 850.209. Neither the Medline Parties nor any of their subsidiaries currently engage, or have plans to engage, directly or indirectly, in a “covered activity”, as that term is defined in 31 C.F.R. § 850.208 (“Covered Activity”). Neither Medline Party has any joint ventures that engage in or plan to engage in any Covered Activity.

2. Subject to the terms and conditions herein set forth, (a) the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at a purchase price per share of $[ ], the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Shares as provided below, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the purchase price per share set forth in clause (a) of this Section 2 (provided that the purchase price per Optional Share shall be reduced by an amount per share equal to any dividends or distributions declared by the Company and payable on the Firm Shares but not payable on the Optional Shares), that portion of the number of Optional Shares as to which such election shall have been exercised (to be adjusted by the Representatives so as to eliminate fractional shares) determined by multiplying such number of Optional Shares by a fraction, the numerator of which is the maximum number of Optional Shares which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the maximum number of Optional Shares that all of the Underwriters are entitled to purchase hereunder.

The Company hereby grants to the Underwriters the right to purchase at their election up to [ ] Optional Shares, at the purchase price per share set forth in the paragraph above, for the sole purpose of covering sales of shares of Class A Common Stock in excess of the number of Firm Shares, provided that the purchase price per Optional Share shall be reduced by an amount per share equal to any dividends or distributions declared by the Company and payable on the Firm Shares but not payable on the Optional Shares. Any such election to purchase Optional Shares may be exercised only by written notice from the Representatives to the Company, given within a period of 30 calendar days after the date of this Agreement, setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by the Representatives but in no event earlier than the First Time of Delivery (as defined in Section 4(a) hereof) or, unless the Representatives and the Company otherwise agree in writing, no earlier than two or later than ten business days after the date of such notice.

3. Upon the authorization by the Representatives of the release of the Shares, the several Underwriters propose to offer the Shares for sale upon the terms and conditions set forth in the Pricing Disclosure Package and the Prospectus.

4. (a) The Shares to be purchased by each Underwriter hereunder, in definitive or book-entry form, and in such authorized denominations and registered in such names as the Representatives may request upon at least twenty-four hours’ prior notice to the Company shall be delivered by or on behalf of the Company to the Representatives, through the facilities of The Depository Trust Company (“DTC”), for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified by the Company to the Representatives at least twenty-four hours in advance. The Company will cause the certificates, if any, representing the Shares to be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery (as defined below) with respect thereto at the office of DTC or its designated custodian (the “Designated Office”). The time and date of such delivery and payment shall be, with respect to

the Firm Shares, [9:30] a.m., New York City time, on [   ], 2025, or such other time and date as the Representatives and the Company may agree upon in writing, and, with respect to the Optional Shares, [9:30] a.m., New York City time, on the date specified by the Representatives in the written notice given by the Representatives of the Underwriters’ election to purchase such Optional Shares, or such other time and date as the Representatives and the Company may agree upon in writing. Such time and date for delivery of the Firm Shares is herein called the “First Time of Delivery”, each such time and date for delivery of the Optional Shares, if not the First Time of Delivery, is herein called the “Second Time of Delivery”, and each such time and date for delivery is herein called a “Time of Delivery”.

(b) The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 8 hereof, including the cross receipt for the Shares and any additional documents requested by the Underwriters pursuant to Section 8(l) hereof, will be delivered at the offices of Latham & Watkins LLP, 555 Eleventh Street, N.W., Washington, D.C. 20004 (the “Closing Location”), and the Shares will be delivered through the facilities of DTC, all at such Time of Delivery. A meeting will be held at the Closing Location at 4:00 p.m., New York City time, on the New York Business Day next preceding such Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, “New York Business Day” shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York City are generally authorized or obligated by law or executive order to close.

5. Each of the Medline Parties severally and jointly agrees with each of the Underwriters:

(a) To prepare the Prospectus in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Act prior to the earlier of (i) the First Time of Delivery and (ii) the Commission’s close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement to the Registration Statement or the Prospectus prior to the last Time of Delivery which shall be reasonably disapproved by the Representatives promptly after reasonable notice thereof; to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any amendment or supplement to the Prospectus has been filed and to furnish the Representatives with copies thereof; to file promptly all material required to be filed by the Company with the Commission pursuant to Rule 433(d) under the Act; to advise the Representatives, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or other prospectus in respect of the Shares, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or other prospectus relating to the Shares or suspending any such qualification, to promptly use its best efforts to obtain the withdrawal of such order;

(b) Promptly from time to time to take such action as the Representatives may reasonably request to qualify the Shares for offering and sale under the securities laws of such jurisdictions as the Representatives may reasonably request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares, provided that in connection therewith the

Company shall not be required to qualify as a foreign corporation (where not otherwise required) or to file a general consent to service of process in any jurisdiction (where not otherwise required), to qualify in any jurisdiction as a broker-dealer or to subject itself to taxation in any jurisdiction in which it was not otherwise subject to taxation;

(c) Prior to 10:00 a.m., New York City time, on the New York Business Day next succeeding the date of this Agreement (or such later time as may be agreed to by the Company and the Representatives on behalf of the Underwriters) and from time to time, to furnish the Underwriters with written and electronic copies of the Prospectus in New York City in such quantities as the Representatives may reasonably request, and, if the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is required by law to be delivered and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus in order to comply with the Act, to notify the Representatives and upon the Representatives’ request to prepare and furnish without charge to each Underwriter and to any dealer in securities as many written and electronic copies as the Representatives may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance; and in case any Underwriter is required to deliver a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) in connection with sales of any of the Shares at any time nine months or more after the time of issue of the Prospectus, upon the Representatives’ request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many written and electronic copies as the Representatives may reasonably request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

(d) To make generally available to its stockholders as soon as practicable (which may be satisfied by filing with the Commission’s EDGAR system), but in any event not later than sixteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

(e) (1) During the period beginning from the date hereof and continuing to and including the date 180 days after the date of the Prospectus (the “Lock-Up Period”), not to (i) offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise transfer or dispose of, directly or indirectly, or publicly file with the Commission a registration statement under the Act relating to, any securities of the Company that are substantially similar to the Shares (except for any Registration Statement on Form S-8, or any amendment thereto, to register shares issuable upon exercise of awards granted pursuant to the terms of any employee equity incentive plan), including but not limited to any options or warrants to purchase shares of Common Stock or any securities that are convertible into or exchangeable for, or that represent the right to receive, Common Stock or any such substantially similar securities, or publicly disclose the intention to make any offer, sale, pledge, disposition or filing or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock or any such other securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise (other than (t) the Shares to be sold hereunder or securities issued, transferred, redeemed or exchanged in connection with the Reorganization Transactions, (u) shares of Common Stock or substantially similar securities issued pursuant to employee incentive plans existing on the date of this Agreement as described in the Registration Statement, Pricing Prospectus or the Prospectus (including, for the avoidance of doubt, the 2025 Medline Inc. Omnibus Incentive Plan and the Medline Inc. 2025 Employee Stock Purchase Plan) and any long-term incentive awards disclosed in the Pricing Prospectus and the Prospectus, (v) the shares in respect of tax withholding payments due upon the exercise, vesting and/or settlement, as applicable, of any long-term incentive awards described in the Pricing Prospectus and the Prospectus, (w) the shares or any such substantially similar securities to be transferred as a bona fide gift or gifts, including to charitable organization transferees or recipients, provided that, in the case of this clause (w) each recipient of such shares or substantially similar securities shall execute and deliver to the Representatives a lock-up agreement substantially to the effect set forth in Annex III, (x) shares of Stock or substantially similar securities to be issued upon the conversion or exchange of convertible or exchangeable securities outstanding as of the date of this Agreement (including, without limitation, the Units), (y) the issuance of up to 10% of the outstanding shares of Class A Common Stock (assuming all outstanding Units are exchanged for newly issued shares of Class A Common Stock on a one-for-one basis) or securities convertible into, exercisable for, or which are otherwise exchangeable for, Class A Common Stock (including, without limitation Units or any such substantially similar securities of the Company) in connection with the acquisition of, a joint venture with or a merger with, another company, and the filing of a registration statement with respect thereto; provided that, with respect to clause (y), prior to any such issuance each recipient of any such securities shall have executed and delivered to the Representatives an agreement substantially in the form of Annex III hereto)), without (a) the prior written consent of either Goldman Sachs & Co. LLC or Morgan Stanley & Co. LLC, and one additional Representative, on behalf of the underwriters, and (b) the prior written notice to the other Representatives, or (z) the facilitation of the establishment of a trading plan on behalf of a stockholder, officer or director of the Company pursuant to Rule 10b5-1 under the Exchange Act for the transfer of shares of Common Stock; provided that (a) such plans do not provide for the transfer of shares of Common Stock during the Lock-Up Period and (b) no filing by any party under the Exchange Act or other public announcement shall be required or made voluntarily in connection with such trading plan (other than the required disclosure on Form 10-Q or Form 10-K or any other applicable SEC form, as applicable, of the entrance into any trading plan during the relevant fiscal quarter, provided that such disclosure includes a statement to the effect that no transfers may be made pursuant to such trading plan during the Lock-Up Period).

(2) If either Goldman Sachs & Co. LLC or Morgan Stanley & Co. LLC, and one additional Representative, on behalf of the underwriters, agree to release or waive the restrictions set forth in a lock-up letter described in Section 8(j) hereof for an officer or director of the Company and provide the Company with notice of the impending release or waiver at least three business days before the effective date of the release or waiver, the Company agrees to announce the impending release or waiver by a press release substantially in the form of Annex II hereto through a major news service at least two business days before the effective date of the release or waiver.

(f) To furnish to its stockholders as soon as practicable after the end of each fiscal year an annual report (including balance sheets and statements of income, stockholders’ equity and cash flows of the Company and its subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year

(beginning with the fiscal quarter ending after the effective date of the Registration Statement), to make available to its stockholders consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail; provided that, any report or financial statement that is filed by the Company and publicly available on the Commission’s EDGAR system shall be deemed to have been timely furnished and delivered to the stockholders at the time furnished to or filed with the Commission;

(g) During a period of two years from the effective date of the Registration Statement, to furnish to the Representatives copies of all reports or other communications (financial or other) furnished to stockholders, and to deliver to the Representatives as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its stockholders generally or to the Commission); provided that any report, communication or statement furnished or filed with the Commission that is publicly available on the Commission’s EDGAR system shall be deemed to have been furnished to the Representatives at the time furnished or filed with the Commission;

(h) To use the net proceeds received by it from the sale of the Shares pursuant to this Agreement in the manner specified in the Pricing Prospectus under the caption “Use of Proceeds”;

(i) To use its best efforts to list for quotation the Shares on Nasdaq Global Select Market (“Nasdaq”);

(j) To file with the Commission such information on Form 10-Q or Form 10-K as may be required by Rule 463 under the Act;

(k) If the Company elects to rely upon Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 P.M., Washington, D.C. time, on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act; and

(l) Upon request of any Underwriter, to furnish, or cause to be furnished, to such Underwriter an electronic version of each Medline Party’s trademarks, servicemarks and corporate logo for use on the website, if any, operated by such Underwriter for the purpose of facilitating the on-line offering of the Shares (the “License”); provided, however, that the License shall be used solely for the purpose described above, is granted without any fee and may not be assigned or transferred.

6. (a) The Company represents and agrees that, without the prior consent of the Representatives, it has not made and will not make any offer relating to the Shares that would constitute a “free writing prospectus” as defined in Rule 405 under the Act; each Underwriter represents and agrees that, without the prior consent of the Company and the Representatives, it has not made and will not make any offer relating to the Shares that would constitute a free writing prospectus required to be filed with the Commission; any such free writing prospectus the use of which has been consented to by the Company and the Representatives is listed on Schedule II(a) or Schedule II(c) hereto.

(b) The Company has complied and will comply with the requirements of Rule 433 under the Act applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission or retention where required and legending; and the Company represents that it has satisfied and agrees that it will satisfy the conditions under Rule 433 under the Act to avoid a requirement to file with the Commission any electronic road show.

(c) The Company agrees that if at any time following issuance of an Issuer Free Writing Prospectus or Written Testing-the-Waters Communication any event occurred or occurs as a result of which such Issuer Free Writing Prospectus or Written Testing-the-Waters Communication would conflict with the information in the Registration Statement, the Pricing Prospectus or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, the Company will give prompt notice thereof to the Representatives and, if requested by the Representatives, will prepare and furnish without charge to each Underwriter an Issuer Free Writing Prospectus, Written Testing-the-Waters Communication or other document which will correct such conflict, statement or omission; provided, however, that this covenant shall not apply to any statements or omissions in an Issuer Free Writing Prospectus or Written Testing-the-Waters Communication made in reliance upon and in conformity with the Underwriter Information.

(d) The Company represents and agrees that (i) it has not engaged in, or authorized any other person to engage in, any Testing-the-Waters Communications, other than Testing-the-Waters Communications with the prior consent of the Representatives with entities that are qualified institutional buyers as defined in Rule 144A under the Act or institutions that are accredited investors as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7), (a)(8), (a)(9), (a)(12) or (a)(13) under the Act; and (ii) it has not distributed, or authorized any other person to distribute, any Written Testing-the-Waters Communications, other than those distributed with the prior consent of the Representatives that are listed on Schedule II(e) hereto; and the Company reconfirms that the Underwriters have been authorized to act on its behalf in engaging in Testing-the-Waters Communications.

(e) Each Underwriter represents and agrees that any Testing-the-Waters Communications undertaken by it were with entities that such Underwriter reasonably believes are qualified institutional buyers as defined in Rule 144A under the Act or institutions that are accredited investors as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7), (a)(8), (a)(9), (a)(12) or (a)(13) under the Act.

7. Each Medline Party jointly and severally covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Medline Parties’ counsel and accountants in connection with the registration of the Shares under the Act and all other expenses in connection with the preparation, printing, reproduction and filing of the Registration Statement, any Preliminary Prospectus, any Written Testing-the-Waters Communication, any Issuer Free Writing Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, the Blue Sky Memorandum, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Shares; (iii) all expenses in connection with the qualification of the Shares for offering and sale under state securities laws as provided in Section 5(b) hereof, including the reasonable fees and disbursements of counsel for the Underwriters up to a maximum of $15,000, in connection with such qualification and in connection with the Blue Sky survey; (iv) all fees and expenses in connection with listing the Shares on Nasdaq; (v) all filing fees incident to, and the reasonable fees and disbursements of counsel for the Underwriters (up to a maximum of $50,000), in connection with, any required review by FINRA of the terms of the sale of the Shares; (vi) the cost of preparing stock certificates, if applicable; (vii) the cost and charges of any transfer agent or registrar; (viii) all expenses incurred by the Medline Parties in connection with any “road show” presentation to potential investors; provided, however, that 50% of the cost of any aircraft chartered in connection with the road show or “testing-the-waters” pursuant to Rule 163 shall be paid by the Underwriters (with the Medline Parties paying the remaining 50% of the cost); and (ix) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section 7, and Sections 9 and 12 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, stock transfer taxes on resale of any of the Shares by them, and any advertising expenses connected with any offers they may make.

8. The obligations of the Underwriters hereunder, as to the Shares to be delivered at each Time of Delivery, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Medline Parties herein are, at and as of the Applicable Time and such Time of Delivery, true and correct, the condition that each Medline Party shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

(a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Act within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; all material required to be filed by the Company pursuant to Rule 433(d) under the Act shall have been filed with the Commission within the applicable time period prescribed for such filing by Rule 433; if the Company has elected to rely upon Rule 462(b) under the Act, the Rule 462(b) Registration Statement shall have become effective by 10:00 p.m., Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose or pursuant to Section 8A of the Act shall have been initiated or, to the knowledge of the Company, threatened by the Commission; no stop order suspending or preventing the use of the Pricing Prospectus, Prospectus or any Issuer Free Writing Prospectus shall have been initiated or, to the knowledge of the Company, threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Representatives’ reasonable satisfaction;

(b) Latham & Watkins LLP, counsel for the Underwriters, shall have furnished to the Representatives such customary written opinion or opinions and negative assurance letter, dated such Time of Delivery, in form and substance satisfactory to the Representatives, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

(c) Simpson Thacher & Bartlett LLP, counsel for the Company, shall have furnished to the Representatives their customary written opinion or opinions and negative assurance letter, dated such Time of Delivery, in form and substance satisfactory to the Representatives;

(d) On the date of the Prospectus at a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at each Time of Delivery, Ernst & Young LLP shall have furnished to the Representatives a customary letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to the Representatives;

(e) (i) Neither of the Medline Parties nor any of their subsidiaries shall have sustained since the date of the latest audited financial statements of Medline Holdings included in the Pricing Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Prospectus, and (ii) since the respective dates as of which information is given in the Pricing Prospectus there shall not have been any change in the capital stock (other than as a result of (x) the exercise or settlement, if any, of stock options or other equity awards or the grant or award, if any, of stock options, restricted stock or other equity pursuant to any of the Medline Parties’ equity plans that are described in the Pricing Prospectus and the Prospectus or (y) the issuance, if any, of stock upon conversion or exchange of Company securities or securities of Medline Holdings, as described in the Pricing Prospectus and the Prospectus) or long-term debt of the Medline Parties or any of their subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in the condition (financial or otherwise), business or results of operations, whether or not arising from transactions in the ordinary course of business, of the Medline Parties and their subsidiaries, taken as a whole, except as set forth or contemplated in the Pricing Prospectus and the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is in the Representatives’ judgment so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Pricing Prospectus and the Prospectus;

(f) On or after the Applicable Time (i) no downgrading shall have occurred in the rating accorded any debt securities of the Medline Parties or any of their subsidiaries by any “nationally recognized statistical rating organization”, as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Medline Parties’ debt securities;

(g) On or after the Applicable Time there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on Nasdaq; (ii) a suspension or material limitation in trading in the Company’s securities on Nasdaq; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war or (v) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iv) or (v) is in the Representatives’ judgment so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Pricing Prospectus and the Prospectus;

(h) The Shares to be sold at such Time of Delivery shall have been duly listed for quotation on Nasdaq;

(i) FINRA shall have confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements to the offering of the Shares;

(j) The Company shall have obtained and delivered to the Underwriters executed copies of an agreement from each of the Company’s officers, directors and stockholders listed on Schedule III hereto, substantially to the effect set forth in Annex III hereto in form and substance satisfactory to the Representatives;

(k) The Company shall have complied with the provisions of Section 5(c) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of this Agreement (or such later time as may be agreed to by the Company and the Representatives on behalf of the Underwriters);

(l) The Company shall have furnished or caused to be furnished to the Representatives at such Time of Delivery certificates of officers of the Company satisfactory to the Representatives as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Medline Parties of all of their obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a), (e) and (f) of this Section 8 and as to such other matters as the Representatives may reasonably request; and

(m) On the date of the Prospectus at a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and at each Time of Delivery, the Company shall have furnished or caused to be furnished to the Representatives a certificate, dated the respective dates of delivery thereof and addressed to the Underwriters, of the chief financial officer of the Company, solely in his capacity as an officer of the Company, with respect to certain financial and operating data contained in the Registration Statement, the Pricing Prospectus and the Prospectus, as applicable, identified by the Representatives (the “Covered Information”), to the effect that (i) the Covered Information was prepared utilizing information derived from the appropriate financial, accounting and corporate records of the Medline Parties and their subsidiaries, (ii) the Covered Information is accurate and correct in all material respects, and (iii) such information, when taken together with the other information contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus, as applicable, does not omit to state a material fact necessary in order to make such statements, in light of the circumstances under which they were made, not misleading.

9. Indemnification.

(a) Each Medline Party will jointly and severally indemnify and hold harmless each Underwriter and its directors, officers, employees and each person, if any, who controls, as of the date hereof, such Underwriter, within the meaning of the Act and the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such Underwriter and its directors, officers, employees and each person, if any, who controls, as of the date hereof, such Underwriter, within the meaning of the Act and the Exchange Act may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, any Issuer Free Writing Prospectus, any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Act or any Written Testing-the-Waters Communication or any Specified Testing-the-Waters Communication listed on Schedule II(f) hereto (the “Specified Testing-the-Waters Communication”), or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter and its directors, officers, employees and each person, if any, who controls, as of the date hereof, such Underwriter, within the meaning of the Act and the Exchange Act for any legal or other expenses reasonably incurred by such Underwriter and its directors, officers, employees and each person, if any, who controls, as of the date hereof, such Underwriter, within the meaning of the Act and the Exchange Act in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Medline Parties shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus or any Written Testing-the-Waters Communication or any Specified Testing-the-Waters Communication, in reliance upon and in conformity with the Underwriter Information (as defined below).

(b) Each Underwriter, severally and not jointly, will indemnify and hold harmless each Medline Party and its directors, officers, employees and each person, if any, who controls, as of the date hereof, such Medline Party, within the meaning of the Act and the Exchange Act against any losses, claims, damages or liabilities to which such Medline Party and its directors, officers and employees and each person, if any, who controls, as of the date hereof, such Medline Party within the meaning of the Act and the Exchange Act may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, or any Written Testing-the-Waters Communication or any Specified Testing-the-Waters Communication, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, or any Written Testing-the-Waters Communication or any Specified Testing-the-Waters Communication, or in reliance upon and in conformity with the Underwriter Information; and will reimburse each Medline Party and its directors, officers and employees and each person, if any, who controls, as of the date hereof, such Medline Party within the meaning of the Act and the Exchange Act for any legal or other expenses reasonably incurred by such Medline Party and its directors, officers and employees and each person, if any, who controls, as of the date hereof, such Medline Party within the meaning of the Act and the Exchange Act in connection with investigating or defending any such action or claim as such expenses are incurred. As used in this Agreement with respect to an Underwriter and an applicable document, “Underwriter Information” shall mean the written information furnished to the Company by such Underwriter through the Representatives expressly for use therein; it being understood and agreed upon that the only such information furnished by any Underwriter consists of the following information in the Preliminary Prospectus and the Prospectus furnished on behalf of each Underwriter: the concession and reallowance figures appearing in the [eighth] paragraph under the caption “Underwriting”, and the information contained in the [twelfth], [thirteenth] and [fourteenth] paragraphs under the caption “Underwriting”.

(c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; provided that the failure to notify the indemnifying party shall not relieve it from any liability that it may have under the preceding paragraphs of this Section 9 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided further that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under the preceding paragraphs of this Section 9. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. It is understood that the indemnifying party or parties shall not, in connection with any one action or proceeding or separate but substantially similar actions or proceedings arising out of the same general allegations, be liable for the fees and expenses of more than one separate firm of attorneys at any time for all indemnified parties except to the extent that local counsel or counsel with specialized expertise (in addition to any regular counsel) is required to effectively defend against any such action or proceeding. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

(d) If the indemnification provided for in this Section 9 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Medline Parties on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the total relative fault of the Medline Parties on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Medline Parties on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Medline Parties on the one hand or the Underwriters on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Medline Parties and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total underwriting discounts and commissions received by such Underwriter with respect to the offering of the Shares to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

(e) The obligations of the Medline Parties under this Section 9 shall be in addition to any liability which such Medline Party may otherwise have and shall extend, upon the same terms and conditions, to each employee, officer and director of each Underwriter and each person, if any, who controls any Underwriter within the meaning of the Act and each broker-dealer or other affiliate of any Underwriter; and the obligations of the Underwriters under this Section 9 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company (including any person who, with his or her consent, is named in the Registration Statement as about to become a director of the Company) and to each person, if any, who controls the Company within the meaning of the Act.

10. (a) If any Underwriter shall default in its obligation to purchase the Shares which it has agreed to purchase hereunder at a Time of Delivery, the Representatives may in their discretion arrange for the Representatives or another party or other parties to purchase such Shares on the terms contained herein. If within thirty-six hours after such default by any Underwriter, the Representatives do not arrange for the purchase of such Shares, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties reasonably satisfactory to the Representatives to purchase such Shares on such terms. In the event that, within the respective prescribed periods, the Representatives notify the Company that they have so arranged for the purchase of such Shares, or the Company notifies the Representatives that it has so arranged for the purchase of such Shares, the Representatives or the Company shall have the right to postpone such Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the Representatives’ opinion may thereby be made necessary. The term “Underwriter” as used in this Agreement shall include any person substituted under this Section 10 with like effect as if such person had originally been a party to this Agreement with respect to such Shares.

(b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased does not exceed one-eleventh of the aggregate number of all the Shares to be purchased at such Time of Delivery, then the Company shall have the right to require each non-defaulting Underwriter to purchase the number of Shares which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

(c) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased exceeds one-eleventh of the aggregate number of all the Shares to be purchased at such Time of Delivery, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Shares of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to the Second Time of Delivery, the obligations of the Underwriters to purchase and of the Company to sell the Optional Shares) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 7 hereof and the indemnity and contribution agreements in Section 9 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

11. The respective indemnities, rights of contribution, agreements, representations, warranties and other statements of the Medline Parties and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any director, officer, employee, affiliate or any controlling person of any Underwriter, the Medline Parties, or any officer or director or controlling person of the Medline Parties, and shall survive delivery of and payment for the Shares.

12. If this Agreement shall be terminated pursuant to Section 10 hereof, the Medline Parties shall not then be under any liability to any Underwriter except as provided in Sections 7 and 9 hereof; but, if for any other reason, any Shares are not delivered by or on behalf of the Company as provided herein or the Underwriters decline to purchase the Shares for any reason permitted under this Agreement, each Medline Party jointly and severally agrees to reimburse the Underwriters through the Representatives for all accountable and documented out-of-pocket expenses approved in writing by the Representatives, including fees and disbursements of counsel, actually incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Shares not so delivered, but the Medline Parties shall then be under no further liability to any Underwriter except as provided in Sections 7 and 9 hereof.

13. In all dealings hereunder, the Representatives shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by the Representatives.

All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the Representatives in care of Goldman Sachs & Co. LLC, 200 West Street, New York, New York 10282-2198, Attention: Registration Department; Morgan Stanley & Co. LLC, 1585 Broadway, New York, New York 10036, Attention: Equity Syndicate Desk, with a copy to the Legal Department at the same address; BofA Securities, Inc. One Bryant Park New York, New York 10036, Email: [email address], Attention: Syndicate Department with a copy to: Email: [email address] Attention: ECM Legal J.P. Morgan Securities LLC, 383 Madison Avenue, New York, New York 10179 (fax: [facsimile number], Attention Equity Syndicate Desk; and if to the Medline Parties shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Chief Legal Officer; provided, however, that any notice to an Underwriter pursuant to Section 9(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters’ Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Medline Parties by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Underwriters are required to obtain, verify and record information that identifies their respective clients, including each Medline Party, which information may include the name and address of their respective clients, as well as other information that will allow the Underwriters to properly identify their respective clients.

14. Recognition of the U.S. Special Resolution Regimes. (a) In the event that any Underwriter that is a Covered Entity (as defined below) becomes subject to a proceeding under a U.S. Special Resolution Regime (as defined below), the transfer from such Underwriter of this

Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(b) In the event that any Underwriter that is a Covered Entity or a BHC Act Affiliate of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights (as defined below) could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

(c) For purposes of this Section a “BHC Act Affiliate” has the meaning as signed to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k). “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

15. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Medline Parties and, to the extent provided in Sections 9 and 11 hereof, the officers and directors of the Medline Parties and each person who controls the Medline Parties or any Underwriter, or any director, officer, employee or affiliate of any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

16. Time shall be of the essence of this Agreement. As used herein, the term “business day” shall mean any day when the Commission’s office in Washington, D.C. is open for business.

17. The Company acknowledges and agrees that (i) the purchase and sale of the Shares pursuant to this Agreement is an arm’s-length commercial transaction between the Company, on the one hand, and the several Underwriters, on the other, (ii) in connection therewith and with the process leading to such transaction each Underwriter is acting solely as a principal and not the agent or fiduciary of the Company, (iii) no Underwriter has assumed an advisory or fiduciary responsibility in favor of the Medline Parties with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Medline Parties on other matters) or any other obligation to the Medline Parties except the obligations expressly set forth in this Agreement, (iv) each Medline Party has consulted its own legal and financial advisors to the extent it deemed appropriate and (v) none of the activities of the Underwriters in connection with the transactions contemplated herein constitutes a recommendation, investment advice, or solicitation of any action by the Underwriters with respect to any entity or natural person. Each Medline Party agrees that it will not claim that the Underwriters, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to such Medline Party in connection with such transaction or the process leading thereto.

18. This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Medline Parties and the Underwriters, or any of them, with respect to the subject matter hereof.

19. This Agreement and any transaction contemplated by this Agreement and any claim, controversy or dispute arising under or related thereto shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflict of laws that would result in the application of any other law than the laws of the State of New York. Each Medline Party agrees that any suit or proceeding arising in respect of this Agreement or any transaction contemplated by this Agreement will be tried exclusively in the U.S. District Court for the Southern District of New York or, if that court does not have subject matter jurisdiction, in any state court located in The City and County of New York and each Medline Party agrees to submit to the jurisdiction of, and to venue in, such courts.

20. Each Medline Party and each of the Underwriters hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

21. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

22. Notwithstanding anything herein to the contrary, each Medline Party is authorized to disclose to any persons the U.S. federal and state income tax treatment and tax structure of the potential transaction and all materials of any kind (including tax opinions and other tax analyses) provided to such Medline Party relating to that treatment and structure, without the Underwriters imposing any limitation of any kind. However, any information relating to the tax treatment and tax structure shall remain confidential (and the foregoing sentence shall not apply) to the extent necessary to enable any person to comply with securities laws. For this purpose, “tax structure” is limited to any facts that may be relevant to that treatment.

[Signature pages follow]

Very truly yours,

Medline Inc.

By:
Name:
Title:

Medline Holdings, LP

By:
Name:
Title:

Accepted as of the date hereof:

Goldman Sachs & Co. LLC

By:
Name:
Title:

Morgan Stanley & Co. LLC

By:
Name:
Title:

BofA Securities, Inc.

By:
Name:
Title:

J.P. Morgan Securities LLC

By:
Name:
Title:

On behalf of each of the Underwriters

SCHEDULE I

Underwriter	Total Number of Firm Shares to be Purchased	Number of Optional Shares to be Purchased if Maximum Option Exercised
Goldman Sachs & Co. LLC	[____]	[____]
Morgan Stanley & Co. LLC	[____]	[____]
BofA Securities, Inc.	[____]	[____]
J.P. Morgan Securities LLC	[____]	[____]
Barclays Capital Inc.	[____]	[____]
Citigroup Global Markets Inc.	[____]	[____]
Deutsche Bank Securities Inc.	[____]	[____]
Jefferies LLC	[____]	[____]
UBS Securities LLC	[____]	[____]
Evercore Group L.L.C.	[____]	[____]
BMO Capital Markets Corp.	[____]	[____]
BNP Paribas Securities Corp.	[____]	[____]
MUFG Securities Americas Inc.	[____]	[____]
RBC Capital Markets, LLC	[____]	[____]
Santander US Capital Markets LLC	[____]	[____]
SG Americas Securities, LLC	[____]	[____]
TD Securities (USA) LLC	[____]	[____]
Wells Fargo Securities, LLC	[____]	[____]
WR Securities, LLC	[____]	[____]
Nomura Securities International, Inc.	[____]	[____]
Leerink Partners LLC	[____]	[____]
Macquarie Capital (USA) Inc.	[____]	[____]
Mizuho Securities USA LLC	[____]	[____]
Piper Sandler & Co.	[____]	[____]
Truist Securities, Inc.	[____]	[____]

Underwriter	Total Number of Firm Shares to be Purchased	Number of Optional Shares to be Purchased if Maximum Option Exercised
William Blair & Company, L.L.C.	[ ]	[ ]
Blackstone Securities Partners L.P.	[ ]	[ ]
TCG Capital Markets L.L.C.	[ ]	[ ]
Robert W. Baird & Co. Incorporated	[ ]	[ ]
Rothschild & Co US Inc.	[ ]	[ ]
Stifel, Nicolaus & Company, Incorporated	[ ]	[ ]
BTIG, LLC	[ ]	[ ]
ING Financial Markets LLC	[ ]	[ ]
Intesa Sanpaolo IMI Securities Corp.	[ ]	[ ]
NCMG LLC	[ ]	[ ]
Perella Weinberg Partners LP	[ ]	[ ]
Academy Securities, Inc.	[ ]	[ ]
AmeriVet Securities, Inc.	[ ]	[ ]
Blaylock Van, LLC	[ ]	[ ]
C.L. King & Associates, Inc.	[ ]	[ ]
Drexel Hamilton, LLC	[ ]	[ ]
Loop Capital Markets LLC	[ ]	[ ]
Mischler Financial Group, Inc.	[ ]	[ ]
R. Seelaus & Co., LLC	[ ]	[ ]
Samuel A. Ramirez & Company, Inc.	[ ]	[ ]
Siebert Williams Shank & Co., LLC	[ ]	[ ]
Tigress Financial Partners LLC	[ ]	[ ]

Total	[ ]	[ ]

SCHEDULE II

(a) Issuer Free Writing Prospectuses not included in the Pricing Disclosure Package:

Electronic roadshow dated [  ], 2025

(b) Additional Documents Incorporated by Reference:

[None]

(c) Issuer Free Writing Prospectus included in the Pricing Disclosure Package:

[None]

(d) Pricing Information Provided Orally by Underwriters:

The initial public offering price per share for the Shares is $[  ].

The number of Firm Shares purchased by the Underwriters from the Company is [  ].

(e) Written Testing-the-Waters-Communication:

1.	Testing-the-Waters Round 1 Deck dated January 2025 that was supplementally provided to the SEC.

2.	DRS/A dated February 28, 2025 that was shared under NDA with investors.

3.	DRS/A dated August 15, 2025 that was shared under NDA with investors.

4.	Testing-the-Waters Round 2 Deck dated September 2025 that was supplementally provided to the SEC.

5.	Testing-the-Waters Round 3 Deck dated October 2025 that was supplementally provided to the SEC.

(f) Specified Testing-the-Waters Communication:

The contents of the power point deck used for an investor presentation on March 26, 2025.

SCHEDULE III

Mozart Aggregator II LP

Blackstone Management Associates VIII L.P.

BCP Mozart Aggregator L.P.

Carlyle Mozart Coinvestment Holdings, L.P.

CP VII Circle AIF Holdings, S.C.Sp.

CP VII Circle Holdings - A, L.P.

CP VII Circle Holdings, L.P.

CP VIII Circle AIF Holdings, S.C.Sp.

CP VIII Circle Holdings, L.P.

CP Circle Holdings, L.P.

Hellman & Friedman Capital Partners X (Parallel), L.P.

HFCP X (Parallel-A), L.P.

Mend Partners II, L.P.

Mend Investment Holdings I, L.P.

Mozart HoldCo, Inc.

AJM 2018 Generations Trust

Baker Family Endowment Trust

Barnett Generations Trust

Charles N. Mills Gift Trust

Trust K under the WDA 2018 Trust Agreement

Platinum Falcon B 2018 RSC Limited

Hux Investment Pte. Ltd.

James M. Boyle

Charles N. Mills

Joseph P. Baratta

Jacob D. Best

Todd M. Bluedorn

Richard A. Galanti

Patrick J. Healy

Andrew J. Mills

Robert R. Schmidt

Anushka M. Sunder

Thomas W. Sweet

Stephen H. Wise

James M. Pigott

Michael B. Drazin

Stephen L. Miller

Alex M. Liberman

Douglas P. Golwas

Christopher P. Shryock

Amanda H. Laabs

William J. Abrams

ANNEX II

Form of Press Release

Medline Inc.

[Date]

Medline Inc. (the “Company”) announced today that [Goldman Sachs & Co. LLC, Morgan Stanley & Co. LLC, BofA Securities, Inc. and J.P. Morgan Securities LLC ], the lead book-running managers in the Company’s recent public sale of [    ] shares of the Company’s Class A common stock, are [waiving] [releasing] a lock-up restriction with respect to [    ] shares of the Company’s Class A common stock held by [certain officers or directors] [an officer or director] of the Company. The [waiver] [release] will take effect on [     ], 20[ ], and the shares may be sold on or after such date.

This press release is not an offer for sale of the securities in the United States or in any other jurisdiction where such offer is prohibited, and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the United States Securities Act of 1933, as amended.

ANNEX III

Form of Lock Up Agreement

Medline Inc.

Lock-Up Agreement

[Date]

Goldman Sachs & Co. LLC

Morgan Stanley & Co. LLC

BofA Securities, Inc.

J.P. Morgan Securities LLC

c/o Goldman Sachs & Co. LLC

200 West Street,

New York, New York 10282

c/o Morgan Stanley & Co. LLC

1585 Broadway,

New York, New York 10036

c/o BofA Securities, Inc.

One Bryant Park,

New York, New York 10036

c/o J.P. Morgan Securities LLC

383 Madison Avenue,

New York, New York 10179

Re: Medline Inc. - Lock-Up Agreement

Ladies and Gentlemen:

The undersigned understands that you, as representatives (the “Representatives”), propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) on behalf of the several Underwriters named in Schedule I to such agreement (collectively, the “Underwriters”), with Medline Inc., a Delaware corporation (the “Company”) and Medline Holdings, LP, a Delaware limited partnership (“Medline Holdings”), providing for a public offering (the “Offering”) of the Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), of the Company (the “Shares”) pursuant to a Registration Statement on Form S-1 (the “Registration Statement”) to be filed with the Securities and Exchange Commission (the “SEC”).

In consideration of the agreement by the Underwriters to offer and sell the Shares, and of other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the undersigned agrees that, during the period beginning from the date of this agreement (the “Lock-Up Agreement”) and continuing to and including the date that is 180 days after the date set forth on the final prospectus used to sell the Shares (the “Lock-Up Period”), the undersigned will not offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise dispose of any shares of Class A Common Stock, Class B common stock,

Annex III - 1

par value $0.0001 per share (the “Class B Common Stock” and, together with the Class A Common Stock, “Common Stock”), of the Company, or any options or warrants to purchase any shares of Common Stock of the Company, or any securities convertible into, exchangeable for or that represent the right to receive shares of Common Stock of the Company (including, without limitation, limited partnership interests in Medline Holdings (the “Units”)), whether now owned or hereinafter acquired, owned directly by the undersigned (including holding as a custodian) or with respect to which the undersigned has beneficial ownership within the rules and regulations of the SEC (the Units, together with the Common Stock, the “Undersigned’s Securities”). The foregoing restriction is expressly agreed to preclude the undersigned from engaging in any hedging or other transaction which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of the Undersigned’s Securities even if the Undersigned’s Securities would be disposed of by someone other than the undersigned. Such prohibited hedging or other transactions would include without limitation any short sale or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to any of the Undersigned’s Securities or with respect to any security that includes, relates to, or derives any significant part of its value from the Undersigned’s Securities.

If the undersigned is an officer or director of the Company, (i) the Representatives agree that, at least three business days before the effective date of any release or waiver of the foregoing restrictions by either Goldman Sachs & Co. LLC or Morgan Stanley & Co. LLC, and one additional Representative, on behalf of the Underwriters, in connection with a transfer of shares of Common Stock or Units, the Representatives will notify the Company of the impending release or waiver, provided, that the failure to provide such notice shall not give rise to any claim or liability against the Representatives or the Underwriters and (ii) if so notified, the Company has agreed in the Underwriting Agreement to announce the impending release or waiver by press release through a major news service at least two business days before the effective date of the release or waiver. Any release or waiver granted hereunder by either Goldman Sachs & Co. LLC or Morgan Stanley & Co. LLC, and one additional Representative, on behalf of the Underwriters, to any such officer or director shall only be effective two business days after the publication date of such press release. The provisions of this paragraph will not apply if (a) the release or waiver is effected solely to permit a transfer not for consideration and (b) the transferee has agreed in writing to be bound by the same terms described in this Lock-Up Agreement to the extent and for the duration that such terms remain in effect at the time of the transfer. [In addition, in the event of any release or waiver of the foregoing restrictions in respect of shares of Common Stock or Units held by an affiliate of Blackstone Inc., an affiliate of The Carlyle Group Inc., an affiliate of Hellman & Friedman LLC, Mozart Holdco, Inc. and/or its affiliates, Platinum Falcon B 2018 RSC Limited and/or its affiliates, or Hux Investment Pte. Ltd and/or its affiliates, the Representatives agree that shares of Common Stock or Units held by the undersigned shall be immediately, fully and irrevocably released in the same manner and on the same terms from any remaining restrictions on a pro rata basis. The undersigned acknowledges that the Representatives are under no obligation to inquire into whether, or to ensure that, the Company notifies the undersigned of the delivery by either Goldman Sachs & Co. LLC or Morgan Stanley & Co. LLC, and one additional Representative, on behalf of the Underwriters, of any notice or waiver, which is a matter between the undersigned and the Company.]

Notwithstanding the foregoing, the undersigned may transfer the Undersigned’s Securities:

(i)	by will, other testamentary document or intestacy,

Annex III - 2

(ii)	as a bona fide gift or gifts, or for bona fide estate planning purposes, including without limitation to charitable organizations or educational institutions,

(iii)

to any trust, partnership, limited liability company or other entity for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, or if the undersigned is a trust, to a trustor or beneficiary of the trust or to the estate of a beneficiary of such trust,

(iv)	to any immediate family member or other dependent of the undersigned,

(v)

as a distribution, transfer or disposition to limited partners, members, stockholders or other equity holders of the undersigned or its affiliates (including a fund managed by the same manager or managing member or general partner or management company or by an entity controlling, controlled by, or under common control with such manager or managing member or general partner or management company as the undersigned or who shares a common investment advisor with the undersigned),

(vi)

to the undersigned’s affiliates (as defined in Rule 405 promulgated under the Securities Act of 1933, as amended) or to any investment fund or other entity controlling, controlled by, managed by or under common control, or common investment management, with the undersigned or affiliates of the undersigned (including, for the avoidance of doubt, where the undersigned is a partnership, to its general partner or a successor partnership or fund, or any other funds managed by such partnership),

(vii)	to a nominee or custodian of a person or entity to whom a disposition or transfer would be permissible under clauses (i) through (vi) above,

(viii)	by operation of law, including pursuant to an order of a court (including a final domestic order, divorce settlement, divorce decree or separation agreement or other order) or regulatory agency,

(ix)

to the Company from the undersigned upon death, disability or termination of employment, in each case, of the undersigned pursuant to any contractual arrangement that provides the Company with a right to purchase the Undersigned’s Securities,

(x)

in connection with transactions by any person other than the Company relating to Shares acquired [(A)] in open market transactions after the completion of the Offering [or (B) from the Underwriters in the Offering], provided that in the case of this clause (x) no public reports or filings (including filings under Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) reporting a reduction in beneficial ownership of Common Stock shall be required or shall be voluntarily made during the Lock-Up Period or any extension thereof,

(xi)

to the Company pursuant to the “net” or “cashless” exercise at expiration of options, warrants or other rights to purchase shares of Common Stock of the Company granted pursuant to any employee equity incentive plan of the Company outstanding at or prior to the closing of the Offering and referred to in the Registration Statement, the Pricing Disclosure Package and the Prospectus (each, an “Incentive Plan”), provided that any shares of Common Stock or Units received in connection therewith shall be subject to the terms of this Lock-up Agreement,

(xii)

in respect of tax withholding payments (including estimated taxes) due upon the exercise at expiration of options or the vesting of any awards granted by the Company pursuant to any Incentive Plan of the Company, provided that any filings required to be made with the SEC or other publicity made regarding the same will indicate that such transactions relate to such tax withholding payments,

Annex III - 3

(xiii)

[as any pledge, charge, hypothecation or other granting of a security interest in the Common Stock, Units or as any security convertible into Common Stock to one or more banks, financial or other lending institutions (“Lenders”) as collateral or security for or in connection with any margin loan or other loans, advances or extensions of credit entered into by the undersigned or any of its direct or indirect subsidiaries and any transfers of such Common Stock, Units or such other securities to the applicable Lender(s) or other third parties upon or following foreclosure upon or enforcement of such Common Stock, Units or such securities in accordance with the terms of the documentation governing any margin loan or other loan, advance, or extension of credit (including, without limitation, pursuant to any agreement or arrangement existing as of the date hereof), provided that the undersigned or the Company, as the case may be, shall provide the Representatives prior written notice informing them of any public filing, report or announcement with respect to such pledge, hypothecation or other grant of a security interest;]

(xiv)	in connection with the sale of the Undersigned’s Securities to be sold by the undersigned in the manner described in the final prospectus used to sell the Shares,

(xv)

pursuant to a bona fide third-party tender offer, merger, consolidation or other similar transaction that is approved by the board of directors of the Company and made to all holders of the Company’s capital stock involving a Change of Control (as defined below) of the Company (for purposes hereof, “Change of Control” shall mean the transfer (whether by tender offer, merger, consolidation or other similar transaction), in one transaction or a series of related transactions, to a person or group of affiliated persons, of shares of capital stock if, after such transfer, such person or group of affiliated persons would hold at least a majority of the outstanding voting securities of the Company (or the surviving entity)); provided that in the event that such tender offer, merger, consolidation or other similar transaction is not completed, the Undersigned’s Securities shall remain subject to the provisions of this Lock-Up Agreement; and/or

(xvi)

with the prior written consent of either Goldman Sachs & Co. LLC or Morgan Stanley & Co. LLC, and one additional Representative, on behalf of the Underwriters; provided that the Company or undersigned shall also provide prior written notice to the other Representatives; provided that:

(1)

(a) in the case of each transfer or distribution pursuant to clauses (ii) through (viii) above, each donee, trustee, distributee or transferee, as the case may be, agrees to be bound in writing by the restrictions set forth herein (and, in the case of clause (viii), the undersigned shall use reasonable best efforts to cause the transferee to deliver to the Representatives a lock-up letter in the form of this Lock-Up Agreement); and (b) in the case of transfers pursuant to clauses (ii), (iii), (iv), (v) and (vii), any such transfer or distribution shall not involve a disposition for value, other than with respect to any such transfer or distribution for which the transferor or distributor receives (x) equity interests of such transferee or (y) such transferee’s interests in the transferor;

(2)

in the case of each transfer or distribution pursuant to clauses (ii) through (vii), if any public reports or filings (including filings under Section 16(a) of the Exchange Act) reporting a reduction in beneficial ownership of Common Stock shall be required or shall

Annex III - 4

be voluntarily made during the Lock-Up Period or any extension thereof (a) the undersigned shall provide the Representatives prior written notice informing it of such report or filing and (b) such report or filing shall disclose that such donee, trustee, distributee or transferee, as the case may be, agrees to be bound in writing by the restrictions set forth herein; and

(3)

in the case of each transfer or distribution pursuant to clauses (viii) and (xii), if any public reports or filings (including filings under Section 16(a) of the Exchange Act) reporting a reduction in beneficial ownership of Common Stock shall be required or shall be voluntarily made during the Lock-Up Period or any extension thereof (a) the undersigned shall provide the Representatives prior written notice informing it of such report or filing and (b) such report or filing shall disclose that such transfer or distributions was made under the circumstances described in clause (viii) or (xii), as applicable.

[Notwithstanding the foregoing, clauses (1)(a) and 2(b) above shall not apply with respect to any transfer of shares of Common Stock to charitable organization transferees or recipients (including any direct or indirect member or partner of the undersigned that receives such shares of Common Stock pursuant to a distribution in-kind to such member or partner and is subject to restrictions requiring such shares of Common Stock to be transferred only to charitable organizations pursuant to clause (ii) above) in an aggregate amount, together with any such transfers by the undersigned and the undersigned’s affiliates pursuant to any substantially similar lock-up agreement with the Representatives, not to exceed 1.0% of the outstanding shares of Common Stock (treating as outstanding, shares of Class A Common Stock issuable on exchange of Units in Medline Holdings not held by the Company). For the avoidance of doubt, any transfer of shares of Common Stock to a charitable organization transferee or recipient that has agreed in writing to be bound by the same terms described in this Lock-Up Agreement to the extent and for the duration that such terms remain in effect at the time of the transfer shall not count towards the percentage in the preceding sentence.]

In addition, notwithstanding the foregoing, if the undersigned is a corporation, the corporation may transfer the Undersigned’s Securities to any wholly owned subsidiary of such corporation; provided, however, that in any such case, it shall be a condition to the transfer that the transferee execute an agreement stating that the transferee is receiving and holding such shares of Common Stock or Units subject to the provisions of this Lock-Up Agreement and there shall be no further transfer of such shares of Common Stock or Units except in accordance with this Lock-Up Agreement.

The restrictions described in this Lock-Up Agreement shall not apply to the establishment of a trading plan pursuant to Rule 10b5-1 under the Exchange Act, provided that (i) no transfers occur under such plan during the Lock-Up Period and (ii) no public announcement, filing or report under the Exchange Act shall be voluntarily made by any person in connection therewith during the Lock-Up Period (other than general disclosure in Company periodic reports to the effect that Company directors and officers may enter into such trading plans from time to time) and, if any announcement, filing or report shall be legally required during the Lock-Up Period, such announcement, filing or report shall clearly indicate therein that none of the securities subject to such plan may be transferred, sold, or otherwise disposed of pursuant to such plan until after expiration of the Lock-Up Period.

Annex III - 5

For purposes of this Lock-Up Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.

The restrictions described in this Lock-Up Agreement shall not apply to (i) the sale of the Undersigned’s Securities to the Company or any of its subsidiaries in connection with the purchase of Shares and/or Units from the undersigned by the Company or any of its subsidiaries with the net proceeds of the public offering as contemplated in the Pricing Disclosure Package; (ii) any exchange, transfer or sale in connection with, and as contemplated by, the Reorganization Transactions (as such term is defined in the Pricing Disclosure Package); or (iii) any reclassification or conversion of Shares or conversion or exchange of Units for Shares, provided that, in the case of clauses (ii) and (iii) such Shares shall be subject to the provisions of this Lock-Up Agreement.

In furtherance of the foregoing, the Company, and any duly appointed transfer agent for the registration or transfer of the securities described herein, are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Agreement.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned. Any signature to this Lock-Up Agreement may be delivered by facsimile, electronic mail (including pdf) or any electronic signature complying with the U.S. federal ESIGN Act of 2000 or the New York Electronic Signature and Records Act or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes to the fullest extent permitted by applicable law.

The undersigned acknowledges and agrees that the Representatives and the other Underwriters have not provided any recommendation or investment advice nor have the Underwriters solicited any action from the undersigned with respect to the Offering and the undersigned has consulted their own legal, accounting, financial, regulatory and tax advisors to the extent deemed appropriate. The undersigned further acknowledges and agrees that, although the Representatives may be required or choose to provide certain Regulation Best Interest and Form CRS disclosures to you in connection with the Offering, the Representatives and the other Underwriters are not making a recommendation to you to enter into this Lock-Up Agreement, and nothing set forth in such disclosures is intended to suggest that the Representatives or any Underwriter is making such a recommendation.

The undersigned understands that, if (i) the Underwriting Agreement (other than the provisions which survive termination under the terms thereof) shall terminate or be terminated prior to payment for the delivery of the Shares to be sold thereunder, (ii) the Registration Statement is withdrawn by the Company, (iii) the Company notifies the Representatives (or the Representatives notify the Company) in writing that it does not intend to proceed with the Offering, or (iv) the Underwriting Agreement is not executed by [____], 2026, the undersigned shall be released from all obligations under this Lock-Up Agreement and this Lock-Up Agreement shall be of no further effect.

This Lock-Up Agreement and any claim, controversy or dispute arising under or related to this Lock-Up Agreement shall be governed by and construed in accordance with the laws of the State of New York.

[Remainder of Page Intentionally Left Blank]

Annex III - 6

The undersigned understands that the Company and the Underwriters are relying upon this Lock-Up Agreement in proceeding toward consummation of the Offering. The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors, and assigns.

Very truly yours,

Exact Name of Shareholder

Authorized Signature

Title